Exhibit 99.1

A signed original of this written statement required by section 906 has been provided to ESG Re Limited and will be retained by ESG Re Limited and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of ESG Re Limited (the “Company”) on Form 10-Q for the period ended March 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Alasdair P. Davis, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

(1)                                The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act 1934; and

(2)                                The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Alasdair P. Davis
Alasdair P. Davis
Chief Executive Officer
May 30, 2003